UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2020
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the Company’s stockholders was held on May 14, 2020 (the “Annual Meeting”). There were 269,707,459 shares of common stock entitled to be voted, and 252,908,495 shares present in person or represented by proxy at the Annual Meeting. The stockholders of the Company voted on eight items:

1.	To elect ten directors named in the proxy statement;

2.	To approve, on an advisory basis, the compensation of our named executive officers;

3.	To approve the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan;

4.	To approve the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan;

5.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

6.	To approve an amendment of the Company's certificate of incorporation to provide stockholders with the right to request that the Company call a special meeting;

7.	To approve an amendment of the Company's certificate of incorporation to provide stockholders with the right to act by written consent;

8.	To vote on the stockholder proposal relating to stockholder approval of bylaw amendments, if properly presented at the meeting.

The results are as follows:

1.	The nominees for director received the following votes:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
B. Ben Baldanza	214,217,311	4,188,235	416,232	34,086,717
Peter Boneparth	214,109,812	4,297,548	414,418	34,086,717
Virginia Gambale	213,400,075	5,024,693	397,010	34,086,717
Robin Hayes	217,969,724	473,783	378,271	34,086,717
Ellen Jewett	216,208,710	2,210,619	402,449	34,086,717
Robert Leduc	217,941,872	454,539	425,367	34,086,717
Teri McClure	217,421,484	992,280	408,014	34,086,717
Sarah Robb O’Hagan	217,737,292	697,226	387,260	34,086,717
Vivek Sharma	217,898,435	517,974	405,369	34,086,717
Thomas Winkelmann	216,355,959	2,059,491	406,328	34,086,717

2.	The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers received the following votes:

Votes For	209,749,415
Votes Against	8,588,056
Abstentions	484,307
Broker non-votes	34,086,717

3.	The proposal to approve the Company's 2020 Omnibus Equity Incentive Plan received the following votes:

Votes For	212,961,328
Votes Against	5,477,601
Abstentions	382,849
Broker non-votes	34,086,717

4.	The proposal to approve the Company's 2020 Crewmember Stock Purchase Plan received the following votes:

Votes For	216,352,679
Votes Against	2,296,690
Abstentions	172,409
Broker non-votes	34,086,717

5.	The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 received the following votes:

Votes For	248,487,616
Votes Against	3,894,799
Abstentions	526,080

There were no broker non-votes for this item.

6.
The proposal to approve an amendment to the Company's certificate of incorporation to provide stockholders with the right to request that the Company call a special meeting received the following votes:

Votes For	218,029,276
Votes Against	514,820
Abstentions	277,682
Broker non-votes	34,086,717

7.	The proposal to approve an amendment to the Company's certificate of incorporation to provide stockholders with the right to act by written consent received the following votes:

Votes For	217,652,556
Votes Against	867,932
Abstentions	301,290
Broker non-votes	34,086,717

8.	The stockholder proposal regarding stockholder approval of bylaw amendments received the following votes:

Votes For	4,107,029
Votes Against	213,696,670
Abstentions	1,018,079
Broker non-votes	34,086,717

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of JetBlue Airways Corporation.
3.2	Amended and Restated Bylaws of JetBlue Airways Corporation as of May 14, 2020.
3.3	Amended and Restated Bylaws of JetBlue Airways Corporation as of May 14, 2020 (marked).
10.31	JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan.
10.35	JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	May 20, 2020	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)